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                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 9, 1997
                                                 ----------------------

                        BROTHERS GOURMET COFFEES, INC.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-23024                   52-1681708
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 (State or Other Juris-          (Commission               (IRS Employer
diction of Incorporation)        File Number)           Identification No.)


                2255 Glades Road
                    Suite 100E
              Boca Raton, Florida                          33431
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              (Address of Principal                     (Zip Code)
               Executive Offices)




                                (561) 995-2600
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On December 10, 1997, the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1 Press release issued December 10, 1997 by the Registrant.


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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROTHERS GOURMET COFFEES, INC.
                                          (Registrant)


                                   /s/  John L. Ruppert
                                 ----------------------------------------
Date:  December 17, 1997         By:     John L. Ruppert
                                 Title:  Secretary


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